UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2016 (September 8, 2016)

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Albert Quay

Cork, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 8, 2016, the board of directors of Johnson Controls International plc (the “Company” and the board of directors, the “Company Board”) approved the separation of the Company’s automotive seating and interiors business (the “Adient Business”) from the rest of the Company (the “separation”).  The separation will be effected by means of a declaration in specie of the automotive seating and interiors business to the Company’s shareholders, which the Company Board declared on September 8, 2016, by way of the transfer of the Adient Business to Adient (as defined below) and the issuance of ordinary shares of Adient to holders of the Company’s ordinary shares on a pro rata basis (the “distribution”).  The distribution is expected to occur at 12:01 a.m., New York City time, on October 31, 2016 to the Company’s shareholders of record as of the close of business on October 19, 2016 (the “record date”).  Each Company shareholder will receive one ordinary share of Adient for every ten ordinary shares of the Company held at the close of business on the record date.  Company shareholders will receive cash in lieu of fractional shares of Adient (if any).

The separation and distribution are subject to the satisfaction (or to the extent waivable, waiver by the Company in its sole discretion) of certain conditions, as more fully described in the information statement of Adient Limited, which is attached as Exhibit 99.1 to the registration statement of Adient Limited filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2016 and most recently amended on August 15, 2016 (the “information statement”).  Adient Limited is currently a private limited company organized under the laws of Ireland and will be re-registered as a public limited company, Adient plc, prior to the distribution (collectively, “Adient”).  Following the separation and distribution, Adient will be an independent, publicly traded company, and the Company will not retain any equity interest in Adient.

Item 1.01.  Entry into a Material Definitive Agreement

On September 8, 2016, the Company entered into several agreements with Adient that govern the relationship of the parties following the distribution, including a:

•                  Separation and Distribution Agreement;

•                  Transition Services Agreement;

•                  Tax Matters Agreement;

•                  Employee Matters Agreement; and

•                  Transitional Trademark License Agreement.

A summary of the principal terms of each of these agreements is set forth in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Johnson Controls” contained in the information statement, which summaries are incorporated by reference into this Item 1.01. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, each of which is attached to this Current Report on Form 8-K as Exhibit 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, and is incorporated by reference into this Item 1.01.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On September 8, 2016, the audit committee of the Company Board approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm and the Company accordingly notified Deloitte of such action effective as of September 2, 2016.

The reports of Deloitte on the Company’s financial statements for each of the two fiscal years ended September 25, 2015 and September 26, 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended September 25, 2015 and September 26, 2014, as well as during the subsequent interim period preceding

September 2, 2016, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Deloitte with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided Deloitte with a copy of this Current Report on Form 8-K and requested that Deloitte provide the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above disclosures. A copy of Deloitte’s letter, dated September 9, 2016, is attached as Exhibit 16.1 to this Form 8-K.

On September 8, 2016, the Company engaged PricewaterhouseCoopers (“PwC”) as its new independent registered public accounting firm, effective as of September 2, 2016.  During the years ended September 25, 2015 and September 26, 2014, and through September 2, 2016, the effective date of the Company’s engagement of PwC, the Company did not consult with PwC regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2016, the Compensation Committee of the Company Board approved an amendment and restatement of the Johnson Controls International plc 2012 Share and Incentive Plan (f/k/a the Tyco International plc 2012 Share and Incentive Plan) (the “2012 Plan”) to document the assumption into the 2012 Plan of the remaining share reserves under the Johnson Controls, Inc. 2012 Omnibus Incentive Plan and the Johnson Controls, Inc. 2003 Stock Plan for Outside Directors (collectively, the “Legacy Johnson Controls Plans”) as of September 2, 2016.  On and after September 2, 2016, no further awards may be made under the Legacy Johnson Controls Plans.

The 2012 Plan, as amended and restated, is attached hereto as Exhibit 10.5.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2016, the Company Board approved a change in the Company’s fiscal year end from the last Friday in September to September 30 of each year. The fiscal year change is effective beginning with the Company’s 2016 fiscal year, which will end on September 30, 2016 (which coincides with the Company’s fiscal year end before the change).  The Company will not be required to file a transition report because this change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or Rule 15d-10 of the Securities Exchange Act of 1934, as amended, as the new fiscal year commences within seven days of the prior fiscal year and the new fiscal year commences with the end of the prior fiscal year.

Item 7.01.  Regulation FD Disclosure.

The following information is being furnished under this Item 7.01:

Beginning September 9, 2016, the following information was made available to certain accredited investors and qualified institutional buyers who may, from time to time, purchase commercial paper of Tyco International Holding Sarl (“TSarl”).

The following table sets forth selected financial data of TSarl.  This data is derived from TSarl’s Combined Financial Statements as of and for the fiscal years ended September 25, 2015 and September 26, 2014 and TSarl’s Combined Financial Statements as of and for the nine months ended June 24, 2016.  For the fiscal years 2015 and 2014, TSarl had a 52 week fiscal year that ended on the last Friday in September.  Fiscal year 2016 will be a 53-week year which will end on September 30, 2016.

	Nine months ended	Year ended
	June 24, 2016	September 25, 2015	September 26, 2014
	(in millions)
Combined Statements of Operations Data:
Net revenue	$7,156	$9,902	$10,332
Income from continuing operations	$669	$777	$820
(Loss) income from discontinued operations, net of income taxes	$3	$(66)	$1,043
Net income attributable to TSarl	$674	$713	$1,863

Combined Balance Sheet Data:
Total assets	$35,512	$23,766	$25,072
Long-term debt (related party)	$13,989	$2,945	$2,974
Parent company equity	$16,424	$15,762	$16,688

Item 8.01.  Other Events.

On September 8, 2016, the Company issued a press release announcing certain details of the separation and distribution. This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The Company has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties.  All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding the Company’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. The Company cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to:  uncertainties as to the timing of the separation and distribution and whether they will be completed, the possibility that various closing conditions for the separation and distribution may not be satisfied or waived, the expected tax treatment of the separation and distribution, the impact of the separation and distribution on the businesses of the Company and Adient, the risk that disruptions from the separation and distribution will harm the Company’s business, competitive responses to the separation and distribution, general economic and business conditions that affect the Company and Adient following the separation and distribution, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial arrangements.  A detailed discussion of risks related to the Company’s business is included in the section entitled “Risk Factors” in each of Johnson Controls Inc.’s and Tyco International plc’s Annual Reports on Form 10-K for the 2015 fiscal year filed with the SEC on November 18, 2015 and November 13, 2015, respectively, and in the quarterly reports on Form 10-Q filed by each company with the SEC after such date, available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab, as well as the Form 10 registration statement filed by Adient and the amendments thereto. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, the Company assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
2.1	Separation and Distribution Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited*

10.1	Transition Services Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.2	Tax Matters Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.3	Employee Matters Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.4	Transitional Trademark License Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.5	Johnson Controls International plc 2012 Share and Incentive Plan (amended and restated as of September 2, 2016)

16.1	Letter from Deloitte & Touche LLP addressed to the U.S. Securities and Exchange Commission, dated as of September 9, 2016

99.1	Press release issued September 8, 2016

*       Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: September 9, 2016	By:	/s/ Brian J. Stief
	Name:	Brian J. Stief
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	Separation and Distribution Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited*

10.1	Transition Services Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.2	Tax Matters Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.3	Employee Matters Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.4	Transitional Trademark License Agreement, dated as of September 8, 2016, by and between Johnson Controls International plc and Adient Limited

10.5	Johnson Controls International plc 2012 Share and Incentive Plan (amended and restated as of September 2, 2016)

16.1	Letter from Deloitte & Touche LLP addressed to the U.S. Securities and Exchange Commission, dated as of September 9, 2016

99.1	Press release issued September 8, 2016

*       Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.